FTI Consulting, Inc. Investor Presentation May 2015 Exhibit 99.1 * * *

Cautionary Note About Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-
looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our medium-term growth targets or other future financial results. When used in this press release, words such as "anticipates," “aspirational,” "estimates," "expects," “goals,”
"intends," "believes,” "forecasts," “targets,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates or growth targets will be achieved, and the Company's actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading "Item 1A
Risk Factors" in the Company's most recent Form 10-K filed with the SEC and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward looking statements to conform such statements to actual results or events and do not intend to do so.

FTI Consulting: A Leader Among Leaders

FCN
Publicly traded
$1.7 BLN
1982
Year founded
4,400+
Total employees worldwide
440+
Senior Managing Directors
16
Experts in 16 industry
specialties
2 Nobel
Laureates
10/10
Advisor to world’s top
10 bank holding
companies
94/100
Advisor to 94 of the
world’s top 100 law
firms
47/100
47 of Global Fortune
100 corporations are
clients
80
Offices in 80 cities around
the globe
Market capitalization (1)
(1)Total Shares outstanding times the closing share price as of December 31, 2014.

Overview

New management team (CEO, CFO, CHRO, Chief Strategy) put in place over first nine months of 2014 –
focused on analysis, accountability and discipline
FTI Consulting is a leading professional services company with strong people and strong positions –
corporations and law firms come to FTI Consulting when there is a critical need
Willingness to invest EBITDA in key growth areas where we have strong people and strong positions
Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions
Shifting from a capital driven to an organic growth strategy – with an emphasis on profitable revenue growth
Established medium-term financial target of Adjusted EPS of $2.50+ in 2016

Corporate Finance/Restructuring

Forensic and Litigation Consulting

- Business Insurance Claims
- Compliance, Monitoring & Receivership
- Construction & Environmental Solutions
- Dispute Advisory Services
- Financial Enterprise & Data Analytics
- Financial Services
- Forensic Accounting & Advisory Services
- Global Risk & Investigations Practice
- Government Contracts
- Health Solutions
- Insurance
- Intellectual Property
- Trial Services

Economic Consulting

Technology

- Computer Forensics & Investigations
- E-discovery Software & Services
- Discovery Consulting

Strategic Communications

10%
25%
13%
24%
28%

8%
31%
14%
16%
31%

FTI CONSULTING

Balanced and Diversified Portfolio Q1 2015 Segment Revenues 5 Q1 2015 Segment EBITDA

RadioShack

HILTON WORLDWIDE

MF Global

CAESARS ENTERTAINMENT

Hostess

FTI CONSULTING

Corporate Finance/Restructuring

Services
Bankruptcy Support Services
Interim Management Services
Investment Banking
Litigation Support
Business Transformation Services
Performance Improvement
Private Equity Advisory
Restructuring/Turnaround Services
Corporations/C-Suite
Boards of Directors
Equity Sponsors
Secured Lenders
Unsecured Creditors
Clients
Transaction Advisory Services
Valuation & Financial Advisory Services
(in thousands, except percentages and headcount data) (unaudited)
See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.
2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 2014 Q1 2015
Segment Revenue $396,216 $364,409 $394,718 $382,586 $93,982 $104,020 $100,041 $93,072 $391,115 $106,212
Segment Gross Profit
Margin 41.8% 37.4% 39.5% 35.9% 31.9% 35.1% 33.8% 29.3% 32.6% 39.8%
Segment SG&A $59,629 $60,499 $61,027 $71,966 $19,786 $18,191 $19,047 $18,358 $75,382 $20,528
Adjusted Segment
EBITDA $ 108,152 $75,942 $95,916 $67,183 $10,951 $19,133 $15,534 $9,874 $55,492 $22,480
Adjusted Segment
EBITDA Margin 27.3% 20.8% 24.3% 17.6% 11.7% 18.4% 15.5% 10.6% 14.2% 21.2%
Segment Billable
Headcount 620 587 697 737 726 713 722 706 706 735

Corporate Finance/Restructuring (continued)

The Corporate Finance/Restructuring segment focuses
on strategic, operational, financial and capital needs of
businesses by addressing the full spectrum of financial
and transactional challenges faced by companies,
boards, private equity sponsors, creditor constituencies
and other stakeholders.
Medium–Term Initiatives
Reinforce core positions e.g., TMT, retail, company-side,
interim management
Drive organic growth in new/adjacent businesses where we
have the right to win, e.g., Office of the CFO, carve out
Drive overseas bets to fruition e.g., EMEA transaction advisory services, EMEA Tax
Focus on profitability enhancements e.g., geographic
rationalization, cost control, engagement profitability
improvements
Segment Offering
Revenues increased $12.2 million, or 13.0%, to $106.2 million for the quarter ended March 31, 2015 compared to $94.0
million for the same prior year period.
The increase was primarily due to higher volume in our
distressed and non-distressed engagements in North
America and higher volumes in our EMEA-based transaction
advisory services practices, partially offset by continued
slowdown in our Asia Pacific bankruptcy and restructuring
practices.
Gross profit increased $12.3 million, or 40.9%, to $42.3
million for the quarter ended March 31, 2015 compared to
$30.0 million for the same prior year period. Gross profit
margin increased to 39.8% for the quarter ended March 31,
2015 compared to 31.9% for the same prior year period.
The increase in gross profit margin was due to higher
utilization in our North America and EMEA practices, partially offset by lower realized bill rates in our North America and
Asia Pacific practices.
Adjusted Segment EBITDA increased $11.5 million, or 105.3%,
to $22.5 million for the quarter ended March 31, 2015
compared to $11.0 million for the same prior year period.
Q1 2015 Form 10–Q Management’s Discussion & Analysis

PokerStars.com

mvmc

MKG

STANFORD

FTI CONSULTING

Forensic and Litigation Consulting

Services
Clients
Corporations
Boards of Directors
Governments
Law Firms
Business Insurance Claims
Compliance, Monitoring & Receivership
Construction & Environmental Solutions
Dispute Advisory Services
Financial Enterprise & Data Analytics (“FEDA”)
Financial Services
Forensic Accounting & Advisory Services (“FAAS”)
Global Risk & Investigations Practice (“GRIP”)
Health Solutions
Insurance
Intellectual Property
Trial Services
2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 2014 Q1 2015
Segment Revenue $379,780 $428,730 $407,586 $433,632 $121,429 $119,081 $121,732 $121,138 $483,380 $123,265
Segment Gross Profit
Margin 37.5% 36.5% 33.8% 35.9% 39.2% 36.7% 35.0% 35.4% 36.6% 36.3%
Segment SG&A $69,712 $78,745 $80,842 $84,616 $22,121 $22,481 $21,409 $24,696 $90,707 $23,634
Adjusted Segment
EBITDA $76,402 $80,923 $60,566 $74,481 $26,494 $22,271 $22,260 $19,443 $90,468 $22,071
Adjusted Segment
EBITDA Margin 20.1% 18.9% 14.9% 17.2% 21.8% 18.7% 18.3% 16.1% 18.7% 17.9%
Segment Billable
Headcount 911 957 952 1,061 1,076 1,059 1,135 1,154 1,154 1,145
(in thousands, except percentages and headcount data) (unaudited)
See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

Forensic and Litigation Consulting (continued)

Reinvest behind core areas of strength e.g., FAAS, FEDA
Grow key regions where we have a right to win e.g.,
construction & environmental solutions
Invest behind people to expand key businesses e.g.,
insurance, cyber security
Segment Offering
The Forensic and Litigation Consulting segment provides
a complete range of multidisciplinary, independent
dispute advisory, investigative, data acquisition/analysis
and forensic accounting services. Our professionals
combine end-to-end capabilities with unmatched
qualifications when clients face high stakes litigation,
arbitration and compliance investigations and regulatory
scrutiny.
Medium–Term Initiatives
Revenues increased $1.8 million, or 1.5%, to $123.3 million for the quarter ended March 31, 2015 from $121.4 million for the same prior year period.
Growth was driven by higher success fees in our health
solutions practice, increased demand in our investigations and global construction practices, which was partially offset by a decline in demand in our financial and enterprise data
analysis practice.
Gross profit decreased $2.9 million, or 6.1%, to $44.7 million for the quarter ended March 31, 2015 from $47.6 million for the
same prior year period. Gross profit margin decreased 2.9
percentage points to 36.3% for the quarter ended March 31,
2015 from 39.2% for the same prior year period.
The decrease in gross profit margin was due to lower
utilization across the segment coupled with higher personnel costs as we ramped up our hiring in order to expand our
capabilities.
Adjusted Segment EBITDA decreased by $4.4 million, or 16.7%, to $22.1 million for the quarter ended March 31, 2015 from
$26.5 million for the same prior year period.
Q1 2015 Form 10–Q Management’s Discussion & Analysis

CME Group

BNY MELLON

FIA

Office Max

NFA NATIONAL FUTURES ASSOCIATION

FTI CONSULTING

Economic Consulting

Antitrust & Competition Economics
Business Valuation
Center for Healthcare Economics & Policy
Intellectual Property
International Arbitration
Labor & Employment
Public Policy
Corporations
Government Entities
Law Firms
Services
Clients
Regulated Industries
Securities Litigation & Risk Management
2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 2014 Q1 2015
Segment Revenue $255,660 $ 353,981 $391,622 $447,366 $106,851 $117,227 $120,494 $106,468 $451,040 $106,081
Segment Gross Profit
Margin 33.2% 31.4% 32.3% 32.9% 27.0% 27.6% 27.6% 25.5% 27.0% 24.6%
Segment SG&A $37,879 $46,802 $51,912 $58,282 $16,880 $15,242 $ 15,683 $18,354 $66,159 $15,501
Adjusted Segment
EBITDA $49,481 $67,028 $77,461 $92,204 $13,030 $18,043 $18,426 $9,783 $59,282 $11,556
Adjusted Segment
EBITDA Margin 19.4% 18.9% 19.8% 20.6% 12.2% 15.4% 15.3% 9.2% 13.1% 10.9%
Segment Billable
Headcount 297 433 474 530 538 525 551 574 574 566
(in thousands, except percentages and headcount data) (unaudited)
See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

Economic Consulting (continued)

The Economic Consulting segment provides analysis of
complex economic issues. We help our clients with legal,
regulatory and international arbitration proceedings;
strategic decision making; and public policy debates in
the U.S. and around the world. We deliver sophisticated
economic analysis and modeling of issues arising in M&A
transactions, complex antitrust litigation, commercial
disputes, international arbitration, regulatory proceedings
and a wide range of securities litigation. Our statistical
and economic experts help clients analyze complex
economic issues, such as the economic impact of
deregulation on a particular industry or the amount of
damages suffered by a business as a result of particular
events.
Medium–Term Initiatives
Continue driving Compass Lexecon
Expand international arbitration, energy and Center for
Healthcare Economics and Policy offerings
Continue to expand cross-segment collaboration
Segment Offering
Revenues decreased $0.8 million, or 0.7%, to $106.1 million for the quarter ended March 31, 2015 compared to $106.9 million for the same prior year period.
Acquisition-related revenues contributed $2.0 million, or 1.9%, compared to the same prior year period.
Revenues declined organically $2.8 million, or 2.6%, which
includes a 2.5% decrease from the estimated negative impact of foreign currency translation.
Excluding the foreign currency translation impact, organic
revenues are essentially unchanged, reflecting decreased demand in our non-M&A related finance and antitrust services, partially offset by higher demand and realized bill rates in our M&A related antitrust services and higher demand for our intentional arbitration regulatory and valuation practices in the EMEA region.
Gross profit decreased $2.7 million, or 9.5%, to $26.1 million for the quarter ended March 31, 2015 compared to $28.9 million for the same prior year period. Gross profit margin decreased to 24.6% for the quarter ended March 31, 2015 from 27.0% for the same prior year period.
The decrease in gross profit margin was the result of lower
utilization in the antitrust practice in the North America region, and higher variable compensation in the antitrust practice in EMEA.
Adjusted Segment EBITDA decreased $1.5 million, or 11.3%, to
$11.6 million for the quarter ended March 31, 2015, compared to
$13.0 million for the same prior year period.
Q1 2015 Form 10–Q Management’s Discussion & Analysis

Ringtail 8 Visual E-Discovery

Acuity Managed Review

P&G

K&L GATES

COVINGTON
COVINGTON & BURLING LLP

IBM

GUNSTER
FLORIDA'S LAW FIRM FOR BUSINESS

PANDORA

FTI CONSULTING

Clients
Technology

Corporations
Government Agencies
Law Firms
Computer Forensics & Investigations
Discovery Consulting
E-discovery Software & Services
Software & Services
2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 2014 Q1 2015
Segment Revenue $176,607 $218,738 $195,194 $202,663 $60,063 $60,720 $62,359 $58,168 $241,310 $54,654
Segment Gross Profit
Margin 62.7% 60.0% 54.9% 52.2% 48.9% 45.7% 49.7% 47.8% 48.0% 44.7%
Segment SG&A $ 59,721 $65,322 $62,436 $59,890 $16,079 $16,648 $17,017 $18,418 $68,162 $18,026
Adjusted Segment
EBITDA $64,358 $77,011 $57,203 $60,655 $17,348 $15,104 $17,835 $13,258 $63,545 $10,073
Adjusted Segment
EBITDA Margin 36.4% 35.2% 29.3% 29.9% 28.9% 24.9% 28.6% 22.8% 26.3% 18.4%
Segment Billable
Headcount 257 290 277 306 321 328 335 344 344 360
(in thousands, except percentages and headcount data) (unaudited)
See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

Technology (continued)

The Technology segment is a leading provider of
software, services and consulting for e-discovery and
information management. We assist clients with
internal, regulatory and global investigations, early case
assessment, litigation and joint defense, antitrust and
competition investigations, including pre-merger
notification “Second Request”, and the secure
management, analysis and use of critical corporate
information. We provide a comprehensive suite of
software and services to help clients locate, review and
produce electronically stored information (“ESI”)
including e-mail, computer files, voicemail, instant
messaging and financial and transactional data. Our
proprietary Ringtail® software and Acuity® managed
review are used for e-discovery and document review in
litigation and secure information management.
Medium–Term Initiatives
Segment Offering
Revenues decreased $5.4 million, or 9.0%, to $54.7 million for the quarter ended March 31, 2015 compared to $60.1 million
in the same prior year period.
Revenue decrease was largely attributable to the slowing of
large cross-border investigations and lower consulting
revenues. Revenue decreases due to lower pricing for
consulting and services were partially offset by increased
volumes on new engagements.
Gross profit decreased $4.9 million, or 16.8%, to $24.4 million for the quarter ended March 31, 2015 compared to $29.4
million for the same prior year period. Gross profit margin
decreased  to 44.7% for the quarter ended March 31, 2015
compared to 48.9% in the same prior year period.
The decrease in gross profit margin was due to the increased investment in global service delivery personnel and an
increase in lower margin services as a percentage of total
revenues.
Adjusted Segment EBITDA decreased $7.3 million, or 41.9%,
to $10.1 million for the quarter ended March 31, 2015
compared to $17.3 million for the same prior year period.
Increased investment in sales and marketing
Ongoing investment in new products and services and geographic expansion to stay leading edge with respect to
the most complicated, major corporate events
Q1 2015 Form 10–Q Management’s Discussion & Analysis

NOVARTIS

Transocean

red

Allstate
You're in good hands.

Perrigo

Anadarko
Petroleum Corporation

FTI CONSULTING

Strategic Communications

Services
Corporate Communications
Creative Engagement & Digital Communications
Crisis Communications
Employee Engagement & Change Communications
Financial Communications
Litigation Communications
M&A Communications
Public Affairs
Restructuring & Financial Issues
CEOs
CFOs
Chief Communications Officers
Investor Relations Officers
Boards of Directors
Clients
Shareholder Activism and Proxy Advisory
Strategy Consulting & Research
2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 2014 Q1 2015
Segment Revenue $193,198 $200,910 $187,750 $186,245 $43,227 $53,276 $46,552 $46,312 $189,367 $42,126
Segment Gross Profit
Margin 37.4% 37.2% 36.9% 34.7% 35.6% 34.5% 37.1% 39.7% 36.7% 37.4%
Segment SG&A $46,469 $50,919 $46,852 $47,874 $13,128 $13,084 $11,154 $11,524 $48,890 $10,444
Adjusted Segment
EBITDA $28,971 $26,801 $25,019 $18,737 $2,729 $5,834 $ 6,605 $7,420 $22,588 $5,752
Adjusted Segment
EBITDA Margin 15.0% 13.3% 13.3% 10.1% 6.3% 10.9% 14.2% 16.0% 11.9% 13.7%
Segment Billable
Headcount 583 582 593 590 584 566 549 566 566 556
(in thousands, except percentages and headcount data) (unaudited)
See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

Strategic Communications (continued)

The Strategic Communications segment provides
advice and consulting services relating to financial and
corporate communications and investor relations,
reputation management and brand communications,
public affairs, business consulting and digital design
and marketing.
Medium–Term Initiatives
Reinforce financial and corporate communications positions
Continued expansion of public affairs practice
Focus on EBIT improvement
Segment Offering
Revenues decreased $1.1 million, or 2.5%, to $42.1 million fo
r the quarter ended March 31, 2015 compared to $43.2
million for the same prior year period.
The revenue decline included an estimated $3.0 million, or
7.0%, decrease from the estimated negative impact of
foreign currency translation.
Excluding the foreign currency translation impact, revenue
increased by $1.9 million due to growth in project-based
revenues largely in our EMEA and Asia Pacific regions, and
growth in retainer based revenues in our EMEA region.
Gross profit increased $0.4 million, or 2.4%, to $15.8 million for the quarter ended March 31, 2015 from $15.4 million for
the same prior year period. Gross profit margin increased to
37.4% for the quarter ended March 31, 2015 from 35.6% for
the same prior year period.
Gross profit margin increase was primarily due to lower
headcount and staff costs, as well as improved revenue mix
involving higher margin engagements.
Adjusted Segment EBITDA increased $3.0 million, or 110.8%,
to $5.8 million for the quarter ended March 31, 2015 from
$2.7 million for the same prior year period.
Q1 2015 Form 10–Q Management’s Discussion & Analysis

Financial Overview * * *

Revenues
($ Millions)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,400
$1,401
$1,567
$1,577
$1,652
$1,756
$432
$1,800-$1,900
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
Q1 2015
2015 Guidance
Adjusted Earnings Per Share
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.13
$2.37
$2.17
$2.09
$1.64
$0.57
$1.95-$2.20
$2.50+
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
Q1 2015
2015 Guidance
2016 Target

FTI CONSULTING

Historical Revenues and Adjusted Earnings Per Share

See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of
Adjusted Earnings Per Share, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, except for the year ended December 31, 2009 for which there were no adjustments from fully diluted EPS to Adjusted EPS.

Financial Profile

(1) DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenue for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter.
Q1 2015 Q1 2014 Q4 2014 FY 2014 FY 2013
Cash and cash equivalents $   225,295 $   77,005 $   283,680 $   283,680 $   205,833
Accounts receivable, net $   513,285 $   545,072 $   485,101 $   485,101 $   476,445
Days sales outstanding ("DSO") 101 106 97 97 97
Net cash (used in) provided by
operating activities
$   (51,333) $   (110,795) $   114,922 $   135,401 $   193,271
Purchases of property and
equipment
$   8,876   $   15,179   $   7,459   $   39,256 $   42,544
Payments for acquisition of
businesses, net of cash received
- $   15,611 $   7,783 $   23,467 $   55,498
Purchase and retirement of common
stock
- $   4,367 - $   4,367 $   66,763
Total debt $    711,000 $    737,000 $    711,000 $    711,000 $   717,014
All numbers in $000s except for DSOs
1

Appendix * * *

FTI Technology’s Jessica Block recognized
by Consulting
magazine as a Rising Star of
the Profession
Honored by the Global M&A Network in the
Emerging Markets M&A Deal of the Year -
$.5-1 billion
category
FTI Technology’s Ringtail recognized as a top online
review platform in the 2015 Best of The National Law
Journal reader rankings
Compass Lexecon Expert Professor
Bradford Cornell Wins a Bernstein
Fabozzi/Jacobs Levy Award for
Outstanding Article in The Journal of
Portfolio Management
First Quarter 2015 Awards & Accolades

Corporate Finance/Restructuring’s Sanjeev Khemlani
and Mark Renzi named in Turnarounds & Workouts'
People to Watch in 2015
Recognized by Turnarounds & Workouts’
Successful Restructurings of 2014 for
our work on Preferred Proppants and
Overseas Shipholding Group
FTI Consulting ranked number one
restructuring adviser on The Deal's Out-
of-Court Restructuring League Tables for
both debtors and creditors
Honored with seven M&A Advisor Turnaround
Awards, including engagements for Momentive
Performance Materials, Inc., TSC Acquisition Corp,
Ashley Stewart Holdings, Inc., et al., Classic Party
Rentals

FTI Consulting Executive Leadership Team

Steven H. Gunby
President & Chief
Executive Officer
David M. Johnson
Chief Financial
Officer
Paul Linton
Chief Strategy &
Transformation
Officer
Holly Paul
Chief Human
Resources Officer
Adam S. Bendell
Chief Innovation
Officer
Catherine Freeman
Senior Vice
President,
Controller & Chief
Accounting Officer
Jeffrey S. Amling
Senior Managing
Director,
Business
Development &
Marketing
Mollie Hawkes
Senior Director,
Investor Relations
Heather Klink
Acting General
Counsel

FTI Consulting Business Leadership Team

Robert Duffy
Global Segment
Leader, Corporate
Finance/
Restructuring
Neal Hochberg
Global Segment
Leader, Forensic &
Litigation Consulting
John Klick
Global Segment
Leader, Economic
Consulting
Seth Rierson
Global Segment
Leader,
Technology
Ed Reilly
Global Segment
Leader, Strategic
Communications
Ken Barker
Global Practice
Leader, Health
Solutions
Carlyn Taylor
Global Industries
Leader
Rod Sutton
Asia Pacific
Chairman
Frank Holder
Latin America
Chairman

Financial Tables Q1 2015 – FY 2010 Reconciliation of Net Income (Loss) to Adjusted EPS and Adjusted EBITDA * * *

Q1 2015 - FY 2010 Reconciliation of Earnings (Loss) Per
Share to Adjusted Earnings Per Share

Q1 2015 2014 2013 2012 2011 2010
Net income (loss) $23,686 $58,807 ($10,594) ($36,986) $103,903 $65,984
Add back:
Special charges, net of tax - 9,637 23,267 19,115 9,285 32,733
Goodwill impairment charge - - 83,752 110,387 - -
Loss on early extinguishment of debt, net of tax - - - 2,910 - 3,019
Remeasurement of acquisition-related contingent
consideration, net of taxes
- (1,718) (12,054) (5,228) (9,953) -
Adjusted Net Income
(1)
$23,686 $66,726 $84,371 $90,198 $103,235 $101,736
Earnings (loss) per common share – diluted $0.57 $1.44 ($0.27) ($0.92) $2.39 $1.38
Add back:
Special charges, net of tax - 0.24 0.59 0.47 0.21 0.69
Goodwill impairment charge - - 2.14 2.74 - -
Loss on early extinguishment of debt, net of tax - - - 0.07 - 0.06
Remeasurement of acquisition-related contingent
consideration, net of taxes
- (0.04) (0.30) (0.13) (0.23) -
Impact of denominator for diluted adjusted earnings per
common share
- - (0.07) (0.06) - -
Adjusted earnings per common share – diluted
(1)
$0.57 $1.64 $2.09 $2.17 $2.37 $2.13
Weighted average number of common shares outstanding –
diluted
41,324 40,729 40,421 41,578 43,473 47,664
All numbers in $000s, except for per share data
(1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Adjusted Net Income and Adjusted Earnings per Diluted Share.

Q1 2015 and FY 2014: Reconciliation of Net Income And
Operating Income to Adjusted EBITDA

Three Months Ended March 31, 2015
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate Total
Net income $23,686
Interest income and other 137
Interest expense $12,368
Income tax provision $11,657
Operating income
(1)
$20,764 $20,474 $10,296 $6,198 $4,197 ($14,081) $47,848
Depreciation and amortization of
intangible assets
$1,716 $1,597 $1,260 $3,875 $1,555 $817 $10,820
Adjusted EBITDA
(1)
$22,480 $22,071 $11,556 $10,073 $5,752 ($13,264) $58,668
(1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.
All numbers in $000s
Year Ended December 31, 2014
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate Total
Net income $58,807
Interest income and other ($4,670)
Interest expense $50,685
Income tax provision $42,604
Operating income
(1)
$46,913 $83,180 $55,282 $46,906 $15,603 ($100,458) $147,426
Depreciation and amortization of
intangible assets
$3,568 $4,301 $4,068 $15,768 $2,562 $3,722 $33,989
Amortization of other intangible assets $5,589 $3,613 $1,047 $852 $4,420 - $15,521
Special charges $84 $308 $12 $19 $3 $15,913 $16,339
Remeasurement of acquisition-related
contingent consideration
($662) ($934) ($1,127) - - - ($2,723)
Adjusted EBITDA
(1)
$55,492 $90,468 $59,282 $63,545 $22,588 ($80,823) $210,552

Q1 and Q2 2014: Reconciliation of Net Income And Operating
Income to Adjusted EBITDA

Three Months Ended March 31, 2014
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate Total
Net income $18,117
Interest income and other ($1,003)
Interest expense $12,655
Income tax provision $10,348
Operating income
(1)
$8,607 $25,402 $12,430 $13,066 $1,005 ($20,393) $40,117
Depreciation and amortization of
intangible assets
$3,006 $1,765 $1,387 $4,282 $1,724 $1,037 $13,201
Remeasurement of acquisition-related
contingent consideration
($662) ($673) ($787) - - - ($2,122)
Adjusted EBITDA
(1)
$10,951 $26,494 $13,030 $17,348 $2,729 ($19,356) $51,196
(1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.
All numbers in $000s
Three Months Ended June 30, 2014
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate Total
Net Income $17,247
Interest income and other ($1,448)
Interest expense $12,908
Income tax provision $10,225
Operating income
(1)
$17,068 $20,839 $16,840 $10,905 $4,030 ($30,750) $38,932
Depreciation and amortization of
intangible assets
$2,065 $1,693 $1,203 $4,199 $1,804 $904 $11,868
Special charges - - - - - $9,364 $9,364
Remeasurement of acquisition-related
contingent consideration
- ($261) - - - - ($261)
Adjusted EBITDA
(1)
$19,133 $22,271 $18,043 $15,104 $5,834 ($20,482) $59,903

Q3 and Q4 2014: Reconciliation of Net Income And Operating
Income to Adjusted EBITDA

All numbers in $000s
(1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Segment Operating Income (Loss), Adjusted EBITDA and Adjusted Segment EBITDA.
Three Months Ended December 31, 2014
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate Total
Net Income $921
Interest income and other ($1,205)
Interest expense $12,488
Income tax provision $9,702
Operating income
(1)
$7,832 $16,663 $8,767 $9,194 $5,693 ($26,243) $21,906
Depreciation and amortization of intangible
assets
$2,042 $2,780 $1,356 $4,064 $1,727 $895 $12,864
Special charges - - - - - $1,628 $1,628
Remeasurement of acquisition-related
contingent consideration
- - ($340) - - - ($340)
Adjusted EBITDA
(1)
$9,874 $19,443 $9,783 $13,258 $7,420 ($23,720) $36,058
Three Months Ended September 30, 2014
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate Total
Net income $22,522
Interest income and other ($1,014)
Interest expense $12,634
Income tax provision $12,329
Operating income
(1)
$13,406 $20,276 $17,245 $13,741 $4,875 ($23,072) $46,471
Depreciation and amortization of intangible
assets
$2,044 $1,676 $1,169 $4,075 $1,727 $886 $11,577
Special charges $84 $308 $12 $19 $3 $4,921 $5,347
Adjusted EBITDA
(1)
$10,951 $26,494 $13,030 $17,348 $2,729 ($19,356) $63,395

Reconciliation of 2013 and 2012 Net Loss And Operating
Income (Loss) to Adjusted EBITDA

(1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliation” for definitions of Segment Operating Income (Loss), Adjusted EBITDA and Adjusted Segment EBITDA.
Year Ended December 31, 2013
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate Total
Net loss ($10,594)
Interest income and other ($1,748)
Interest expense $51,376
Income tax provision $42,405
Operating income (loss)¹
$58,594 $68,211 $86,714 $38,038 ($72,129) ($97,989) $81,439
Depreciation and amortization of
intangible assets
$9,929 $6,100 $5,479 $22,601 $7,048 $4,338 $55,495
Special charges $10,274 $2,111 $11 $16 $66 $25,936 $38,414
Goodwill impairment charge - - - - $83,752 - $83,752
Remeasurement of acquisition-related
contingent consideration
($11,614) ($1,941) - - - - ($13,555)
Adjusted EBITDA¹
$67,183 $74,481 $92,204 $60,655 $18,737 ($67,715) $245,545
Year Ended December 31, 2012
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate Total
Net loss ($36,986)
Interest income and other ($5,659)
Interest expense $56,731
Income tax provision $40,100
Loss on early extinguishment of debt $4,850
Operating income (loss)
(1)
$80,970 $45,809 $71,992 $33,642 ($97,298) ($76,079) $59,036
Depreciation and amortization of
intangible assets
$8,835 $6,487 $4,478 $20,447 $7,218 $4,546 $52,011
Special charges $11,332 $8,276 $991 $3,114 $4,712 $1,132 $29,557
Goodwill impairment charge - - - - $110,387 - $110,387
Remeasurement of acquisition-related
contingent consideration
($5,222) ($6) - - - - ($5,228)
Adjusted EBITDA
(1)
$95,915 $60,566 $77,461 $57,203 $25,019 ($70,401) $245,763
All numbers in $000s

Reconciliation of 2011 and 2010 Net Income And Operating
Income to Adjusted EBITDA

Year Ended December 31, 2011
Corporate Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate Total
Net income $103,903
Interest income and other ($6,304)
Interest expense $58,624
Income tax provision $49,224
Operating income
(1)
$66,591 $74,831 $60,890 $57,917 $19,066 ($73,848) $205,447
Depreciation and amortization of intangible
assets
$8,902 $6,215 $4,045 $19,094 $7,735 $4,962 $50,953
Special charges $9,440 $839 $2,093 - - $2,840 $15,212
Remeasurement of acquisition-related
contingent consideration
($8,991) ($962) - - - - ($9,953)
Adjusted EBITDA
(1)
$75,942 $80,923 $67,028 $77,011 $26,801 ($66,046) $261,659
All numbers in $000s
(1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Segment Operating Income , Adjusted EBITDA and Adjusted Segment EBITDA.
Year Ended December 31, 2010
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate Total
Net income $65,984
Interest income and other ($4,423)
Interest expense $50,263
Income tax provision $41,407
Loss on early extinguishment of debt $5,161
Operating income
(1)
$89,861 $62,759 $39,180 $27,569 $11,602 ($72,579) $158,392
Depreciation and amortization of intangible
assets
$9,730 $7,447 $3,634 $20,876 $8,325 $5,232 $55,244
Special charges $8,561 $6,196 $6,667 $15,913 $9,044 $4,750 $51,131
Adjusted EBITDA
(1)
$108,152 $76,402 $49,481 $64,358 $28,971 ($62,597) $264,767

End Notes: FTI Consulting Non-GAAP Data Reconciliations

We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”) as Net Income and Earnings Per Diluted Share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total
Company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt.
We define Segment Operating Income (loss) as a segment’s share of consolidated operating income (loss). We define Total Segment Operating Income
(loss) as the total of Segment Operating Income (loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating
Income (loss) for the purpose of calculating Adjusted Segment EBITDA (loss). We define Adjusted EBITDA as consolidated net income (loss) before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income (loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-
related contingent consideration, special charges and goodwill impairment charges. We define Total Adjusted Segment EBITDA as the total of Adjusted
Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Segment EBITDA Margin as Adjusted Segment EBITDA as a percentage of a segment’s share of revenue. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, and goodwill impairment charges. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies.
Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income (loss).

Critical Thinking at the Critical Time ™ * * *